FIRST AMERICAN FUNDS, INC.
Statement of Additional Information
October 29, 2010
(as supplemented January 3, 2011)
Money Market Funds

Share Classes/Ticker Symbols
Institutional
Fund	Class A	Class C	Class D	Class I	Class Y	Class Z	Investor	Reserve

Government Obligations Fund	FAAXX	—	FGDXX	—	FGVXX	FGZXX	FVIXX	—
Prime Obligations Fund	FIVXX	FAVXX	FPDXX	FIUXX	FAIXX	FPZXX	FPIXX	—
Tax Free Obligations Fund	FTAXX	—	FFDXX	—	FFCXX	FTZXX	FHIXX	—
Treasury Obligations Fund	FATXX	—	FTDXX	—	FOCXX	FUZXX	FLIXX	STSXX
U.S. Treasury Money Market Fund	FOEXX	—	FODXX	—	FOYXX	FOZXX	FUIXX	—
     This Statement of Additional Information (“SAI”) relates to Government Obligations Fund, Prime Obligations Fund, Tax Free Obligations Fund, Treasury Obligations Fund, and U.S. Treasury Money Market Fund (collectively, the “Funds”), each of which is a series of First American Funds, Inc. (“FAF”). This SAI is not a prospectus, but should be read in conjunction with the Funds’ current Prospectuses dated October 29, 2010. The financial statements included as part of the Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2010 are incorporated by reference into this SAI. This SAI is incorporated into the Funds’ Prospectuses by reference. To obtain copies of Prospectuses or the Funds’ Annual Report at no charge, write the Funds’ distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or call Investor Services at 800 677-3863. Please retain this SAI for future reference.

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General Information
     First American Funds, Inc. (“FAF”) was incorporated in the State of Minnesota under the name “First American Money Fund, Inc.” The board of directors and shareholders, at meetings held December 6, 1989 and January 18, 1990, respectively, approved amendments to the Articles of Incorporation providing that the name “First American Money Fund, Inc.” be changed to “First American Funds, Inc.”
     As set forth in the Prospectuses, FAF is organized as a series fund, and currently issues its shares in five series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAF to which this SAI relates are named on the cover. These series are referred to in this SAI as the “Funds,” and each individually as a “Fund.”
     Shareholders may purchase shares of each Fund through separate classes. Prime Obligations Fund offers its shares in seven classes: Class A, Class C, Class D, Class I, Class Y, Class Z, and Institutional Investor shares. Government Obligations Fund, Tax Free Obligations Fund, and U.S. Treasury Money Market Fund offer their shares in five classes: Class A, Class D, Class Y, Class Z, and Institutional Investor shares. Treasury Obligations Fund offers its shares in six classes: Class A, Class D, Class Y, Class Z, Institutional Investor, and Reserve shares. Prior to December 1, 2003, the Class A shares were named “Class S” shares. The various classes provide for variations in distribution costs, voting rights and dividends. To the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds may also provide for variations in other costs among the classes. Except for differences among the classes pertaining to such costs, each share of each Fund represents an equal proportionate interest in that Fund. Each of the Funds is an open-end diversified management investment company.
     FAF has prepared and will provide a separate Prospectus relating to the Class A shares, the Class C shares, the Class D shares, the Class I shares, the Class Y shares, the Class Z shares, the Institutional Investor shares, and the Reserve shares of the Funds. These Prospectuses can be obtained by writing Quasar Distributors, LLC at 615 East Michigan Street, Milwaukee, WI 53202, or by calling First American Funds Investor Services at 800 677-3863.
     The Bylaws of FAF provide that meetings of shareholders be held only with such frequency as required under Minnesota law and the 1940 Act. Minnesota corporation law requires only that the board of directors convene shareholders’ meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of FAF may demand a regular meeting of shareholders by written notice given to the President or Treasurer of FAF. Within 30 days after receipt of the demand, the board of directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of FAF. In addition, the 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans.
     This SAI may also refer to affiliated investment companies, including: Mount Vernon Securities Lending Trust (the “Mount Vernon Trust”); and eight separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.—II, American Strategic Income Portfolio Inc.—III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., American Select Portfolio Inc., American Income Fund, Inc. and First American Minnesota Municipal Income Fund II, Inc.), collectively referred to as the First American Closed-End Funds (“FACEF”).

Investment Restrictions
     Each Fund is classified under the 1940 Act as a diversified series of an open-end management investment company. This classification cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. The 1940 Act currently requires that, as a diversified fund, a Fund may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof, securities of other investment companies, and cash and cash items (including receivables).
     In addition to the investment objective and policies set forth in the Prospectuses and under the caption “Additional Information Concerning Fund Investments” below, the Funds are subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 8 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act.
Fundamental Investment Restrictions
None of the Funds will:

1.	Concentrate its investments in a particular industry, except that there shall be no limitation on the purchase of obligations of domestic commercial banks, excluding for this purpose, foreign branches of domestic commercial banks. For purposes of this limitation, the U.S. Government and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

2.	Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

3.	With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

4.	Invest for the primary purpose of control or management.

5.	Purchase physical commodities or contracts relating to physical commodities.

6.	Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

7.	Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

8.	Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     For purposes of applying the limitation set forth in number 1 above, according to the current interpretation by the Securities and Exchange Commission (“SEC”), the Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry.
     For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, the Funds are not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of such Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.
     For purposes of applying the limitation set forth in number 8 above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party. However, when the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan. The Fund currently does not intend to make loans, unsecured or otherwise, except to the extent that investments in debt securities in accordance with Rule 2a-7 of the 1940 Act (“Rule 2a-7) (as discussed below under “Additional Restrictions”) would be deemed to be loans.
Non-Fundamental Investment Restrictions
     The following restrictions are non-fundamental and may be changed by FAF’s board of directors without a shareholder vote.
     The Funds will not:
1.	Sell securities short.

2.	Borrow money in an amount exceeding 10% of a Fund’s total assets. The Funds will not borrow money for leverage purposes. For the purpose of this investment restriction, the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. A Fund will not make additional investments while its borrowings exceed 5% of total assets.

3.	Invest more than 5% of their total assets in illiquid securities.
Additional Restrictions
     The Funds may not invest in obligations of any affiliate of U.S. Bancorp, including U.S. Bank National Association (“U.S. Bank”).
     FAF has received an exemptive order (Investment Company Act Release No. 22589 dated March 28, 1997) from the SEC under which short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by U.S. Bancorp Asset Management, Inc. (“USBAM” or the “Advisor,” formerly known as “FAF Advisors, Inc.”). U.S. Treasury Money Market Fund will not invest in repurchase agreements.
     FAF has also received an exemptive order (Investment Company Act Release No. 25526 dated April 15, 2002) from the SEC which permits the Funds to participate in an interfund lending program pursuant to which the Funds and other funds advised by the Advisor may lend money directly to each other for emergency or temporary purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders because they rarely need to borrow cash to meet redemptions). The duration of any loans made under the interfund lending program will be limited to the time required to receive payment for the securities sold, but in no event more than 7 days. All loans will be callable by the lending fund on one business day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the board of directors of the participating funds.
     The Funds are subject to the investment restrictions of Rule 2a-7 in addition to other policies and restrictions discussed herein. Pursuant to Rule 2a-7, each Fund is required to invest exclusively in securities that mature within 397 days from the date of purchase and maintain a weighted average maturity of not more than 60 days and a weighted average life of not more than 120 days. Under Rule 2a-7, securities that are subject to specified types of demand or put features may be deemed to mature at the next demand or put date although they have a longer stated maturity. Rule 2a-7 also requires that all investments by each Fund be limited to U.S. dollar-denominated investments that (a) present “minimal credit risk” and (b) are at the time of acquisition “Eligible Securities.” Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations (“NRSROs”) in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”). The Advisor, pursuant to delegation by the board of directors of FAF, is responsible for determining that the Funds’ investments present only “minimal credit risk” and are Eligible Securities. Such determinations are subject to the oversight of, and are made pursuant to written guidelines and procedures established by, the board of directors.
     Rule 2a-7 requires, among other things, that each Fund may not invest, other than in U.S. “Government Securities” (as defined in the 1940 Act), more than 5% of its total assets in securities issued by the issuer of the security; provided that the applicable Fund may invest in First Tier Securities (as defined in Rule 2a-7) in excess of that limitation for a period of up to three business days after the purchase thereof provided that the Fund may not make more than one such investment at any time. Rule 2a-7 also requires that each Fund may not invest, other than in U.S. Government Securities, (a) more than 3% of its total assets in Second Tier Securities (i.e., Eligible Securities that are not rated by two NRSROs in the highest category such as A-1 and Prime-1) and (b) more than 1/2 of 1% of its total assets in Second Tier Securities of any one issuer. Each fund must comply with weekly liquidity standards that require a Fund to hold at least 30% of its total assets in cash, direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, or securities convertible into cash within five business days. Each Fund, other than Tax Free Obligations Fund, must also comply with daily liquidity standards that require a Fund to hold at least 10% of its total assets in cash, direct obligations of the U.S. Government, or securities convertible into cash within one business day. Each Fund is limited to investing no more than 5% of its total assets in illiquid securities.
     The Funds’ concentration policy permits investment, without limit, in bankers’ acceptances, certificates of deposit and similar instruments issued by (i) U.S. banks and (ii) U.S. branches of foreign banks (in circumstances in which the U.S. branches of foreign banks are subject to the same regulation as U.S. banks). To the extent that such investments are consistent with a Fund’s investment objective and policies, the Fund may concentrate in such instruments when, in the opinion of the advisor, the yield, marketability and availability of investments meeting the Fund’s quality standards in the banking industry justify any additional risks associated with the concentration of the Fund’s assets in such industry.
     Under normal market conditions, Government Obligations Fund invests at least 80% of its assets in U.S. government securities, including repurchase agreements secured by U.S. government securities, Treasury Obligations Fund invests at least 80% of its assets in U.S. Treasury obligations, including repurchase agreements secured by U.S.

Treasury obligations, and U.S. Treasury Money Market Fund invests at least 80% of its assets in U.S. Treasury obligations. The Funds will provide shareholders with at least 60 days advance notice before changing these policies.
Nonpublic Disclosure
     The Funds’ board of directors has adopted policies and procedures (the “Disclosure Policies”), which prohibit the release of information concerning portfolio holdings, or information derived therefrom (“Undisclosed Holdings Information”), that has not been made public through SEC filings or the website. Different exceptions to this prohibition are made depending on the type of third party that receives the Undisclosed Holdings Information. The Disclosure Policies are designed to prevent the use of portfolio holdings information to trade against the Funds, or otherwise use the information in a way that would harm the Funds, and to prevent selected investors from having nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.
     The Funds are not subject to the Disclosure Policies because they hold only short-term money market securities that generally do not vary significantly in value over short periods of time. Because of the types of securities held by the Funds, the Funds’ portfolio holdings information would not be subject to the types of misuses that the Disclosure Policies are designed to prevent.
     In order to comply with amendments to Rule 2a-7, effective October 7, 2010, information concerning the Funds’ portfolio holdings, as well as their weighted average maturity and weighted average life, will be posted on the Funds’ website five business days after the end of the month and will remain posted on the website for at least six months thereafter.
Additional Information Concerning Fund Investments
     The principal investment strategies of the Funds are set forth in the Funds’ current Prospectuses under “Fund Summaries.” This section describes in additional detail certain of the Funds’ principal investment strategies and other non-principal investment strategies. The Funds have attempted to identify investment strategies that will be employed in pursuing their investment objectives. Additional information concerning the Funds’ investment restrictions is set forth above under “Investment Restrictions.”
     If a percentage limitation referred to in this SAI or in the Prospectuses is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values of assets will not constitute a violation of such limitation except in the case of the limitations on illiquid investments and borrowing from banks.
     The securities in which the Funds invest may not yield as high a level of current income as longer term or lower grade securities. These other securities may have less stability of principal, be less liquid, and fluctuate more in value than the securities in which the Funds invest. All securities in each Fund’s portfolio are purchased with and payable in U.S. dollars.
Asset-Backed Securities
     Prime Obligations Fund may invest in asset-backed securities, including asset-backed commercial paper, as a non-principal investment strategy. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

Commercial Paper and Rule 144A Securities
     The securities in which Prime Obligations Fund and Tax Free Obligations Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and corporate obligations qualifying for resale to certain “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. The Funds may also purchase asset-backed commercial paper (“ABCP”), which is a form of commercial paper that is backed by assets such as real estate, trade receivables, credit card loans, auto loans and other commercial assets. ABCP is typically sponsored by a commercial bank or other financial institution. Such securities, if they meet the criteria for liquidity established by the board of directors, will be considered liquid. Consequently, Prime Obligations Fund and Tax Free Obligations Fund do not intend to subject such securities to the 5% limitation applicable to investments in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
Credit Enhancement Agreements
     Government Obligations Fund, Prime Obligations Fund, and Tax Free Obligations Fund, as a non-principal investment strategy, may separately arrange for guarantees, letters of credit, or other forms of credit enhancement agreements (collectively, “Guarantees”) for the purpose of further securing the payment of principal and/or interest on such Funds’ investment securities. Although each investment security, at the time it is purchased, must meet such Funds’ creditworthiness criteria, Guarantees sometimes are purchased from banks and other institutions (collectively, “Guarantors”) when the Advisor, through yield and credit analysis, deems that credit enhancement of certain securities is advisable. As a non-fundamental policy, under normal market conditions, Prime Obligations Fund and Tax Free Obligations Fund will limit the value of all investment securities issued or guaranteed by each Guarantor to not more than 10% of the value of such Fund’s total assets.
Foreign Securities
     Prime Obligations Fund may invest as a principal investment strategy in dollar-denominated obligations of U.S. branches of foreign banks, foreign branches of domestic banks, foreign banks, and foreign corporations. In addition, the obligations in which Tax Free Obligations Fund invests may be guaranteed by, or backed by letters of credit issued by, foreign banks or corporations.
     Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.
     In addition, there may be less publicly available information about a foreign bank or company than about a U.S. domiciled bank or company. Foreign banks and companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic banks and companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. Various provisions of federal law governing the establishment and operation of domestic branches of foreign banks do not apply to foreign branches of domestic banks. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.
Funding Agreements
     Prime Obligations Fund may invest in funding agreements as a non-principal investment strategy. Funding agreements are contracts issued by insurance companies that guarantee a return of principal plus some amount of interest. Funding agreements purchased by Prime Obligations Fund will typically be short-term and provide an adjustable rate of interest. Funding agreements may or may not allow the Fund to demand repayment of principal after an agreed upon waiting period or upon certain other conditions. The insurance company may also have a corresponding right to prepay the principal with accrued interest upon a specified number of days’ notice to the Fund. The maturity date of some funding agreements may be extended upon the mutual agreement and consent of the insurance company and the Fund. Generally, there is no active secondary market in short-term funding agreements. Consequently, short-term funding agreements may be considered by the Fund to be illiquid investments and therefore subject to the Fund’s non-fundamental policy limiting investments in illiquid securities to not more than 5% of total assets.
Lending of Portfolio Securities
     In order to generate additional income, each of the Funds other than U.S. Treasury Money Market Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, bank or other institutional borrowers of securities. Only Government Obligations Fund and Treasury Obligations Fund do so as a principal investment strategy. If the Funds engage in securities lending, distributions paid to shareholders from the resulting income will not be excludable from a shareholder’s gross income for income tax purposes. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. In these loan arrangements, the Funds will receive collateral in the form of cash, U.S. Government securities or other high-grade debt obligations equal to at least 102% of the value of the securities loaned at the inception of each loan. Collateral is marked to market daily. When a Fund lends portfolio securities, it continues to be entitled to the interest payable on the loaned securities and, in addition, receives interest on the amount of the loan at a rate negotiated with the borrower. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees to U.S. Bank) in connection with these loans.
     U.S. Bank acts as securities lending agent for the Funds and receives separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting U.S. Bank to provide such services and receive such compensation. U.S. Bank receives fees up to 20% of each Fund’s net income from securities lending transactions and pays half of such fees to USBAM for certain securities lending services provided by USBAM. This may create a financial incentive for USBAM to increase its securities lending revenue by lending out as many portfolio securities as possible. To safeguard against this potential conflict of interest, the Board of Directors has adopted procedures designed to ensure that the fee arrangement and the other terms governing the relationship between each Fund and U.S. Bank, acting as securities lending agent for the Fund, are fair.
Letters of Credit
     Certain of the debt obligations (including certificates of participation, variable rate demand notes, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit, or other form of credit or liquidity support, of a bank, savings and loan association or insurance company which assumes the obligation for payment and interest in the event of default by the issuer. Only banks, savings and loan associations, and insurance companies which, in the opinion of the Advisor, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

Loan Participations
     Prime Obligations Fund may invest in loan participation interests as a principal investment strategy. A loan participation interest represents a pro rata undivided interest in an underlying bank loan. Participation interests, like the underlying loans, may have fixed, floating, or variable rates of interest. The bank selling a participation interest generally acts as a mere conduit between its borrower and the purchasers of interests in the loan. The purchaser of an interest (for example, the Fund) generally does not have recourse against the bank in the event of a default on the underlying loan. Therefore, the credit risk associated with such instruments is governed by the creditworthiness of the underlying borrowers and not by the banks selling the interests. If Prime Obligations Fund invests in loan participation interests that can be sold within a seven-day period, the interests are deemed by the Advisor to be liquid investments. If Prime Obligations Fund invests in loan participation interests that are restricted from being sold within a seven-day period, the interests are deemed by the Advisor to be illiquid investments and therefore subject to the Fund’s 5% limitation on investments in illiquid securities.
Money Market Funds
     Each of the Funds may invest, to the extent permitted by the 1940 Act, in securities issued by other money market funds, provided that the permitted investments of such other money market funds constitute permitted investments of the investing Fund. U.S. Treasury Money Market Fund invests in the securities of other money market funds as a principal investment strategy. The other Funds do so as a non-principal investment strategy. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by their shareholders. The money market funds in which the Funds may invest include other money market funds advised by the Advisor.
Municipal Securities
     Tax Free Obligations Fund invests primarily in municipal securities. Prime Obligations Fund may also invest in municipal securities as a principal investment strategy. Municipal securities include municipal bonds and other debt securities issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” as used in this Section includes short-term municipal notes and other commercial paper issued by the states and their political subdivisions.
     Two general classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligation. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid solely out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bonds and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in

Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.
     The Funds’ investments in municipal bonds and other debt obligations that are purchased from financial institutions such as commercial and investment banks, savings associations and insurance companies may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from federal income tax.
     In addition, the Funds may invest in other federal income tax-free securities such as (i) tax anticipation notes (“TANs”) and revenue anticipation notes (“RANs”) issued to finance working capital needs in anticipation of receiving taxes or other revenues, (ii) bond anticipation notes (“BANs”) that are intended to be refinanced through a later issuance of longer-term bonds, (iii) variable and floating rate obligations including variable rate demand notes, described below under “—Variable and Floating Rate Obligations,” (iv) tender option bonds, and (v) participation, trust and partnership interests in any of the foregoing obligations. The obligations of TANs, RANs, and BANs are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable. Tender option bonds are created when municipal instruments are transferred to a special purpose trust which issues two classes of certificates. The first class, commonly called floating rate certificates, pays an interest rate that is typically reset weekly based on a specified index. The second class, commonly called inverse floaters, pays an interest rate based on the difference between the interest rate earned on the underlying municipal instruments and the interest rate paid on the floating rate certificates, after expenses. In selecting tender option bonds, the Advisor may consider the creditworthiness of the issuer of the underlying bond deposited in the trust, the experience of the custodian, and the quality of the sponsor providing the tender option, among other factors. In certain instances, the tender option may be terminated.
     Tax Free Obligations Fund may also invest up to 20% of its total assets in municipal securities, the interest on which is treated as an item of tax preference that is included in alternative minimum taxable income for purposes of calculating the alternative minimum tax.
Obligations of Banks and Other Financial Services Companies
     As noted in the Prospectuses, Prime Obligations Fund invests as a principal investment strategy in U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million, including fixed and variable rate certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Bank obligations in which the Fund invests may include uninsured, direct obligations, bearing fixed, floating or variable interest rates. The Fund may also invest in securities issued by other financial services companies in various industries as a principal investment strategy. To the extent the Fund invests in securities issued by domestic and foreign banks and other financial services companies, the Fund’s performance will be susceptible to the risks associated with the banking and financial services sectors. These sectors are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services sectors can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Put Options
     Prime Obligations Fund and Tax Free Obligations Fund, as a non-principal investment strategy, may purchase securities that provide for the right to resell them to the issuer, a bank or a broker-dealer at a specified price within a specified period of time prior to the maturity date of such obligations. Such a right to resell, which is commonly known as a “put,” may be sold, transferred or assigned only with the underlying security or securities. A Fund may pay a higher price for a security with a put than would be paid for the same security without a put. The primary purpose of purchasing such securities with puts is to permit the Funds to be as fully invested as practicable in securities while at the same time providing the Funds with appropriate liquidity.
Repurchase Agreements
     Each Fund other than U.S. Treasury Money Market Fund may engage in repurchase agreements with respect to any of its portfolio securities as a principal investment strategy. U.S. Treasury Money Market Fund may not enter into repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that, after a stated period of time, the original seller will buy back the same securities (“collateral”) at a predetermined price or yield. Repurchase agreements permit the Funds to maintain liquidity and earn income over periods of time as short as overnight. The Funds may engage in repurchase agreements with any member bank of the Federal Reserve System or dealer in U.S. Government securities. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral will at all times be maintained in an amount at least equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.
     The Funds’ custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).
U.S. Government Securities
     Each Fund may invest in securities issued or guaranteed as to principal or interest by the U.S. Government, or agencies or instrumentalities of the U.S. Government. Making such investments is a principal investment strategy for each Fund other than Tax Free Obligations Fund. These investments include direct obligations of the U.S. Treasury such as U.S. Treasury bonds, notes, and bills. These Treasury securities are essentially the same except for differences in interest rates, maturities, and dates of issuance. In addition to Treasury securities, Government Obligations Fund, Prime Obligations Fund and Tax Free Obligations Fund may invest in securities, such as notes, bonds, and discount notes which are issued or guaranteed by agencies of the U.S. Government and various instrumentalities which have been established or sponsored by the U.S. Government. Except for U.S. Treasury securities, these U.S. Government obligations, even those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The Advisor considers securities guaranteed by an irrevocable letter of credit issued by a government agency to be guaranteed by that agency.
     U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”). STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations. A Fund’s investments in STRIPS will be limited to components with maturities of less than 397 days and the Funds will not actively trade such components.
     In addition to the securities discussed above, a Fund may also purchase debt guaranteed by the FDIC, an independent agency of the U.S. Government, through the FDIC’s Temporary Liquidity Guarantee Program (TLGP). Under the TLGP, the FDIC guarantees newly issued senior unsecured debt issued on or before June 30, 2009 by FDIC-insured depository institutions, U.S. bank holding companies and financial holding companies and certain U.S. savings and loan holding companies (“FDIC-backed debt”). The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the FDIC-backed debt or December 31, 2012. FDIC-backed debt is backed by the full faith and credit of the U.S. Government, but is still subject to interest rate and market risk.
Variable and Floating Rate Obligations
     Certain of the obligations in which Prime Obligations Fund, Government Obligations Fund and Tax Free Obligations Fund may invest may be variable or floating rate obligations in which the interest rate is adjusted either at predesignated periodic intervals (variable rate) or when there is a change in the index rate of interest on which the interest rate payable on the obligation is based (floating rate). Variable or floating rate obligations may be combined with a put or demand feature (e.g., variable rate demand obligations or notes) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. Variable or floating rate obligations with a demand feature enable the Funds to purchase instruments with a stated maturity in excess of 397 calendar days in accordance with Rule 2a-7, which allows the Funds to consider certain of such instruments as having maturities that are less than the maturity date on the face of the instrument.
When-Issued and Delayed Delivery Securities
     Each Fund may purchase securities on a when-issued or delayed delivery basis, although none of the Funds do so as a principal investment strategy. The settlement dates for these types of transactions are determined by mutual agreement of the parties and may occur a month or more after the parties have agreed to the transaction. Securities purchased on a when-issued or delayed delivery basis are subject to market fluctuation and no interest accrues to the Fund during the period prior to settlement. At the time a Fund commits to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase price. The Funds do not receive income from these securities until such securities are delivered. Each Fund will also establish a segregated account in which it will maintain cash or cash equivalents or other portfolio securities equal in value to commitments for such when-issued or delayed delivery securities. A Fund will not purchase securities on a when issued or delayed delivery basis if, as a result thereof, more than 15% of that Fund’s net assets would be so invested.
Zero-Coupon and Step-Up Coupon Securities
     Government Obligations Fund, Prime Obligations Fund, and Tax Free Obligations Fund may invest in zero-coupon securities and step-up coupon securities as a non-principal investment strategy. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

Portfolio Turnover
     The Funds generally intend to hold their portfolio securities to maturity. In certain instances, however, a Fund may dispose of its portfolio securities prior to maturity when it appears such action will be in the best interest of the Fund because of changing money market conditions, redemption requests, or otherwise. A Fund may attempt to maximize the total return on its portfolio by trading to take advantage of changing money market conditions and trends or to take advantage of what are believed to be disparities in yield relationships between different money market instruments. Because each Fund invests in short-term securities and manages its portfolio as described above in “Investment Restrictions” and “Additional Information Concerning Fund Investments” and, as set forth in the “Fund Summaries” sections of the Funds’ Prospectuses, each Fund’s portfolio will turn over several times a year. Because brokerage commissions as such are not usually paid in connection with the purchase or sale of the securities in which the Funds invest and because the transactional costs are small, the high turnover is not expected to materially affect net asset values or yields. Securities with maturities of less than one year are excluded from required portfolio turnover rate calculations and, therefore, each Fund’s turnover rate for reporting purposes is expected to be zero.
Directors and Executive Officers
     Set forth below is information about the Directors and the officers of FAF. The board of directors (the “Board”) consists entirely of directors who are not “interested persons” of FAF, as that term is defined in the 1940 Act (“Independent Directors”).
Independent Directors

Other
	Position		Principal Occupation During	Number of Portfolios	Directorships
Name, Address,	Held with	Term of Office and Length	Past Five Years and Other	in Fund Complex	Held by
and Age	Fund	of Time Served	Relevant Experience[1]	Overseen by Director	Director[2]

Roger A. Gibson, P.O. Box 1329, Minneapolis, Minnesota 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAF since October 1997.	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future Freight™, a logistics/supply chain company; Director, Towne Airfreight; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer — Cargo; Independent Director, First American Fund Complex since 1997.	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None

Victoria J. Herget, P.O. Box 1329, Minneapolis, Minnesota 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAF since September 2003.	Investment consultant; Chartered Financial Analyst; Board Chair, United Educators Insurance Company; non-profit board member; prior to retirement in 2001, served in various positions, including managing director, for Zurich Scudder Investments; Independent Director, First American Fund Complex since 2003.	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None

John P. Kayser P.O. Box 1329, Minneapolis, Minnesota 55440-1329 (1949)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAF since October 2006.	Retired; non-profit board member; prior to retirement in 2004, Principal, William Blair & Company, LLC, a Chicago-based investment firm; previously served on board of governors, Chicago Stock Exchange; former Director, William Blair Mutual Funds, Inc., Midwest Securities Trust Company, and John O. Butler Co.; Independent Director, First American Fund Complex since 2006.	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None

Other
	Position		Principal Occupation During	Number of Portfolios	Directorships
Name, Address,	Held with	Term of Office and Length	Past Five Years and Other	in Fund Complex	Held by
and Age	Fund	of Time Served	Relevant Experience[1]	Overseen by Director	Director[2]

Leonard W. Kedrowski, P.O. Box 1329, Minneapolis, Minnesota 55440-1329 (1941)	Chair; Director	Chair term three years. Director term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAF’s Board since January 2011; Director of FAF since November 1993.	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd; Certified Public Accountant; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and product company; former Vice President, Chief Financial Officer, Treasurer, Secretary, and Director, Anderson Windows, a large privately-held manufacturer of wood windows; former Director, Protection Mutual Insurance Company, an international property and casualty insurer; Independent Director, First American Fund Complex since 1993.	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None

Richard K. Riederer, P.O. Box 1329, Minneapolis, Minnesota 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAF since August 2001.	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; Director, Cliffs Natural Resources, Inc.; Certified Financial Analyst; non-profit board member; former Chief Executive Officer and President, Weirton Steel Corporation; former Vice President and Treasurer, Harnischfeger Industries, a capital machinery manufacturer; former Treasurer and Director of Planning, Allis Chalmers Corporation, an equipment manufacturing company; former Trustee, State of West Virginia Investment Division; former Chairman, American Iron & Steel Institute, a North American steel industry trade association; Independent Director, First American Fund Complex since 2001 and Firstar Funds 1988-2001.	First American Funds Complex: 10 registered investment companies, including 14 portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)

Other
	Position		Principal Occupation During	Number of Portfolios	Directorships
	Held with	Term of Office and Length	Past Five Years and Other	in Fund Complex	Held by
Name, Address, and Age	Fund	of Time Served	Relevant Experience[1]	Overseen by Director	Director[2]

Joseph D. Strauss, P.O. Box 1329, Minneapolis, Minnesota 55440-1329 (1940)	Vice Chair; Director	Director term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Vice Chair of FAF’s Board since January 2011; Director of FAF since April 1991.	Attorney At Law; Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a corporation engaged in strategic planning, operations management, government relations, transportation planning and public relations; Owner, Chairman and Chief Executive Officer, Excensus™ LLC, a strategic demographic planning and application development firm; Vice President — Business Development and General Counsel, Ewald Consulting, Inc., an association management, government and public relations firm; Vice President and General Counsel, Unger Meat Co., a premium beef source verification firm; General Counsel, Lythic Solutions, Inc., a brand owner and distributor of concrete densifier, protector and polishing products worldwide; General Counsel, ibody science, llc, a manufacturer of all-natural skin and wound care treatment products for human beings; General Counsel, Cowgirl Science, LLC, a manufacturer of all-natural skin and wound care treatment products for animals; Independent Director, First American Fund Complex since 1984.	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None

James M. Wade, P.O. Box 1329, Minneapolis, Minnesota 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAF since August 2001.	Owner and President, Jim Wade Homes, a homebuilding company; formerly, Vice President and Chief Financial Officer, Johnson Controls, Inc.; Independent Director, First American Fund Complex since 2001 and Firstar Funds 1988-2001.	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None

[1]	Includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which contributed to the conclusion that each Director should serve as a Director for FAF.

[2]	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the 1940 Act.

Executive Officers

Name, Address, and Year	Position(s)	Term of Office and
of Birth	Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Joseph M. Ulrey III, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, Minnesota 55402 (1958) [1]	President	Re-elected by the Board annually; President of FAF since January 2011	Chief Executive Officer of U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Chief Financial Officer and Head of Technology and Operations, U.S. Bancorp Asset Management, Inc.

Jill M. Stevenson, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, Minnesota 55402 (1965) [1]	Treasurer	Re-elected by the Board annually; Treasurer of FAF since January 2011; Assistant Treasurer of FAF from September 2005 through December 2010	Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Mutual Funds Assistant Treasurer, U.S. Bancorp Asset Management, Inc.

Eric J. Thole, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, Minnesota 55402 (1972) [1]	Vice President	Re-elected by the Board annually; Vice President of FAF since January 2011	Head of Treasury, Technology and Operations, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Managing Director of Investment Operations, U.S. Bancorp Asset Management, Inc.

Ruth M. Mayr, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, Minnesota 55402 (1959) [1]	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAF since January 2011	Chief Compliance Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Director of Compliance, U.S. Bancorp Asset Management, Inc.

Carol A. Sinn, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, Minnesota 55402 (1959) [1]	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FAF since January 2011	Senior Business Line Risk Manager, U.S. Bancorp Asset Management, Inc. since July 2006; prior thereto, Corporate Risk Manager, U.S. Bank National Association.

Richard J. Ertel, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, Minnesota 55402 (1967) [1]	Secretary	Re-elected by the Board annually; Secretary of FAF since January 2011; Assistant Secretary of FAF from June 2006 through December 2010 and from June 2003 through August 2004	General Counsel, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Counsel, U.S. Bancorp Asset Management, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc.

James D. Alt, Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, Minnesota 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAF since December 2004; Secretary of FAF from June 2002 through December 2004; Assistant Secretary of FAF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

James R. Arnold, U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202 (1957) [1]	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAF since June 2003	Senior Vice President, U.S. Bancorp Fund Services, LLC.

[1]	Messrs. Ulrey, Thole and Ertel and Mses. Stevenson, Mayr and Sinn are each officers and/or employees of U.S. Bancorp Asset Management, Inc., which serves as investment advisor and administrator for FAF. Mr. Arnold is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as transfer agent for FAF.

Board Leadership Structure
     The Board is responsible for overseeing generally the operation of the Funds. The Board has approved an investment advisory agreement with USBAM, as well as other contracts with USBAM, its affiliates, and other service providers.
     As noted above, each Director is considered to be an independent director. The Directors also serve as directors of other funds in the First American fund complex (the “Fund Complex”). Taking into account the number, the diversity and the complexity of the funds overseen by the Directors and the aggregate amount of assets under management in the Fund Complex, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may use the resources of the Funds’ counsel and auditors, counsel to the Independent Directors, as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise.
     The Funds are subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. The Board’s role in risk oversight of the Funds reflects its responsibility to oversee generally, rather than to manage, the operations of the Funds. The actual day-to-day risk management with respect to the Funds resides with USBAM and the other service providers to the Funds. In line with the Board’s oversight responsibility, the Board receives reports and makes inquiries at its regular meetings or otherwise regarding various risks. However, the Board relies upon the Funds’ Chief Compliance Officer, who reports directly to the Board, and USBAM (including its Senior Business Line Risk Manager and other members of its management team) to assist the Board in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Although the risk management policies of USBAM and the other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or USBAM, its affiliates or other service providers.
Standing Committees of the Board of Directors
     There are currently two standing committees of the Board: Audit Committee and Governance Committee. References to the “Funds” in the committee descriptions below are to the Fund and each of the other series of FAF. All committee members are Independent Directors.

			Number of Fund
			Complex Committee
			Meetings Held
			During FAF’s Fiscal
	Committee Function	Committee Members	Year Ended 8/31/10
Audit Committee[1]	The purposes of the Committee are (1) to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Funds’ financial statements and the independent audit thereof; (3) to oversee the valuation of the securities held by the Funds; (4) to assist Board oversight of the Funds’ compliance with legal and regulatory requirements; and (5) to act as a liaison between the Funds’ independent auditors and the full Board of Directors. The Audit Committee, together with the Board of Directors, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).	Roger A. Gibson (Chair) John P. Kayser Richard K. Riederer Leonard W. Kedrowski (ex-officio)	5

Governance Committee	The Committee has responsibilities relating to (1) Board and Committee composition (including, interviewing and recommending to the Board nominees for election as directors; reviewing the independence of all independent directors; reviewing Board composition to determine the appropriateness of adding individuals with different backgrounds or skills; reporting to the Board on which current and potential members of the Audit Committee qualify as Audit Committee Financial Experts; recommending a successor to the Board Chair when a vacancy occurs; consulting with the Board Chair on Committee assignments; and in anticipation of the Board’s request for shareholder approval of a slate of directors, recommending to the Board the slate of directors to be presented for Board and shareholder approval); (2) Committee structure (including, at least annually, reviewing each Committee’s structure and membership and reviewing each Committee’s charter and suggesting changes thereto); (3) director education (including developing an annual education calendar; monitoring independent director attendance at educational seminars and conferences; developing and conducting orientation sessions for new independent directors; and managing the Board’s education program in a cost-effective manner); and (4) governance practices (including reviewing and making recommendations regarding director compensation and director expenses; monitoring director investments in the Funds; monitoring compliance with director retirement policies; reviewing compliance with the prohibition from serving on the board of directors of mutual funds that are not part of the First American Fund Complex; if requested, assisting the Board Chair in overseeing self-evaluation process; in collaboration with outside counsel, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties; reviewing applicable new industry reports and “best practices” as they are published; reviewing and recommending changes in Board governance policies, procedures and practices; reporting the Committee’s activities to the Board and making such recommendations; reviewing and, as appropriate; recommending that the Board make changes to the Committee’s charter).	James M. Wade (Chair) Victoria J. Herget Joseph D. Strauss Leonard W. Kedrowski (ex-officio)	3

[1]	Prior to December 31, 2010, the Board also operated a Pricing Committee, which was responsible for overseeing the valuation of the securities held by the Funds. Members of the Pricing Committee included Mr. Gibson (Chair), Mr. Wade, Benjamin R. Field III (who retired as a Director effective December 31, 2010) and Virginia L. Stringer (ex-officio)(who resigned as Chair of the Board and Director effective December 31, 2010). The Pricing Committee met four times during the fiscal year ended August 31, 2010. Effective January 1, 2011, the functions previously performed by the Pricing Committee were assumed by the Board’s Audit Committee.
     In addition to the above committees, the Board also appoints a Fund Review Liaison. The responsibility of the Fund Review Liaison is to lead the Board, together with the Board Chair, in evaluating Fund performance, Fund service provider contracts and arrangements for execution of Fund trades. Ms. Herget is the current Fund Review Liaison.
     The Governance Committee will consider shareholder recommendations for director nominees in the event there is a vacancy on the Board or in connection with any special shareholders meeting which is called for the purpose of electing directors. FAF does not hold regularly scheduled annual shareholders meetings. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.
     A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Mr. Kedrowski) or the Chair of the Governance Committee (Mr. Wade), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is “independent” within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an “interested person” as defined in the 1940 Act;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.
     The recommendation also can include any additional information that the person submitting it believes would assist the Governance Committee in evaluating the recommendation. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and will be kept on file for consideration when there is a vacancy on the Board or prior to a shareholders meeting called for the purpose of electing directors.
Director Ownership of Securities of the Funds or Advisor
     The information in the table below discloses the dollar ranges of (i) each Director’s beneficial ownership in FAF, and (ii) each Director’s aggregate beneficial ownership in all funds within the First American Funds complex, including in each case the value of fund shares elected by Directors in the directors’ deferred compensation plan. The dollar range disclosed is based on the value of the securities as of June 30, 2010.

Directors
	Field[1]	Gibson	Herget	Kayser	Kedrowski	Riederer	Strauss	Stringer[2]	Wade
Aggregate Holdings — Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Government Obligations Fund	—	—	—	—	—	—	—	—	—
Prime Obligations Fund	Over $100,000	—	—	—	—	$1-$10,000	$1-$10,000	$50,001-$100,000	$50,001-$100,000
Tax Free Obligations Fund	—	—	—	—	—	—	—	—	—
Treasury Obligations Fund	—	—	—	—	—	—	—	—	—
U.S. Treasury Money Market Fund	—	—	—	—	—	—	—	—	—

[1]	Benjamin R. Field, III retired as a Director effective December 31, 2010.

[2]	Virginia L. Stringer resigned as Chair of the Board and Director effective December 31, 2010.
     As of October 15, 2010, none of the Independent Directors or their immediate family members owned, beneficially, or of record, any securities in (i) an investment advisor or principal underwriter of the Funds or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.

Director Qualifications
     The Board has determined that each Director should continue to serve as such based on several factors (none of which alone is decisive). Each Director has served in their role as Director of the Funds since at least October 2006. Because of this experience, each Director is knowledgeable regarding the Funds’ business and service provider arrangements. In addition, each Director has served for a number of years as a director of other funds in the Fund Complex, as indicated in the “Independent Directors” table above. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills, diversity and experience on the Board. The Board believes that, collectively, the Directors have balanced and diverse qualifications, skills, experiences, and attributes, which allow the Board to operate effectively in governing the Funds and protecting the interests of shareholders. Information about the specific qualifications, skills, experiences, and attributes of each Director, which in each case contributed to the Board’s conclusion that the Director should serve (or continue to serve) as a director of the Funds, is provided in the “Independent Directors” table above.
Director Compensation
     The First American Family of Funds, which includes FAF and FACEF, currently pays Directors who are not paid employees or affiliates of the Funds an annual retainer of $150,000 ($195,000 in the case of the Vice Chair and $265,000 in the case of the Chair). The Fund Review Liaison, Audit Committee Chair, and Governance Committee Chair each receive an additional annual retainer of $20,000. In addition, directors are paid the following fees for attending Board and committee meetings:
•	$1,000 for attending the first day of an in-person Board meeting ($1,300 in the case of the Vice Chair and $1,500 in the case of the Chair);

•	$2,000 for attending the second day of an in-person Board meeting ($2,600 in the case of the Vice Chair and $3,000 in the case of the Chair);

•	$1,000 for attending the third day of an in-person Board meeting ($1,300 in the case of the Vice Chair and $1,500 in the case of the Chair), assuming the third day ends no later than early afternoon;

•	$500 for in-person attendance at any committee meeting ($750 in the case of the Chair of each committee);
     A Director who participates telephonically in any in-person Board or Committee meeting receives half of the fee that Director would have received for attending, in-person, the Board or Committee meeting. For telephonic Board and Committee meetings, the Chair, Vice Chair, and each Director and Committee Chair, as applicable, receive a fee equal to half the fee he or she would have received for attending an in-person meeting.
     Directors also receive $3,500 per day when traveling, on behalf of a Fund, out of town on Fund business which does not involve a Board or committee meeting. In addition, Directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified above are allocated evenly among the funds in the First American Family of Funds.
     Prior to January 1, 2011, the Directors could elect to defer payment of up to 100% of the fees they received in accordance with a Deferred Compensation Plan (the “Plan”). Under the Plan, a Director could elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the Director under the Plan would be determined based on the performance of such investments. Effective January 1, 2011, the

Directors may no longer defer payments under the Plan. The prior deferral of fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any Director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to Directors.
     Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which James D. Alt, Assistant Secretary of FAF and FACEF, is a partner.
     The following table sets forth information concerning aggregate compensation paid to each Director of FAF (i) by FAF (column 2), and (ii) by FAF, FACEF and two former affiliated investment companies (First American Investment Funds, Inc. and First American Strategy Funds, Inc.), collectively (column 5) during the fiscal year ended August 31, 2010. No executive officer or affiliated person of FAF received any compensation from FAF in excess of $60,000 during such fiscal period.
Compensation during Fiscal Year Ended August 31, 2010

				Total Compensation
	Aggregate	Pension or Retirement	Estimated Annual	from Registrant and
	Compensation From	Benefits Accrued as	Benefits Upon	Fund Complex Paid to
Name of Person, Position	Registrant[1]	Part of Fund Expenses	Retirement	Directors[2]
Benjamin R. Field III, Director[3]	$14,980	-0-	-0-	$169,750
Roger A. Gibson, Director	16,181	-0-	-0-	183,375
Victoria J. Herget, Director	16,479	-0-	-0-	186,750
John P. Kayser, Director	14,825	-0-	-0-	168,000
Leonard W. Kedrowski, Director[4]	16,689	-0-	-0-	189,125
Richard K. Riederer, Director	14,803	-0-	-0-	167,750
Joseph D. Strauss, Director[5]	16,083	-0-	-0-	182,250
Virginia L. Stringer’ Director & Chair[6]	25,922	-0-	-0-	293,750
James M. Wade, Director	14,869	-0-	-0-	168,500

[1]	Included in the Aggregate Compensation from Registrant are amounts deferred by Directors pursuant to the Deferred Compensation Plan discussed below. Pursuant to this Plan, compensation was deferred for the following directors: Roger A. Gibson, $3,236; and Victoria J. Herget, $4,943.

[2]	Included in the Total Compensation are amounts deferred for the following directors pursuant to the Deferred Compensation Plan: Roger A. Gibson, $36,675; and Victoria J. Herget, $56,025. Also included in the Total Compensation are amounts paid to Directors by First American Investment Funds, Inc. and First American Strategy Funds, Inc., former affiliated investment companies of FAF and FACEF.

[3]	Retired as Director effective December 31, 2010.

[4]	Appointed to serve as Chair of the Board effective January 1, 2011.

[5]	Appointed to serve as Vice Chair of the Board effective January 1, 2011.

[6]	Resigned as Chair of the Board and Director effective December 31, 2010.
Code of Ethics
     First American Funds, Inc., USBAM, and Quasar Distributors, LLC have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. These Codes of Ethics are on public file with, and are available from, the SEC.
Investment Advisory and Other Services for the Funds
Investment Advisor
     U.S. Bancorp Asset Management, Inc. (the “Advisor,” formerly known as “FAF Advisors, Inc.”), 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Funds. The Advisor is a wholly owned subsidiary of U.S. Bank, 800 Nicollet Mall, Minneapolis, Minnesota 55402, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. U.S. Bank is, in turn, a subsidiary of U.S. Bancorp, 800 Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis,

Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. U.S. Bancorp operates four banks and eleven trust companies with banking offices in twenty-four contiguous states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At September 30, 2010, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of more than $290 billion, consolidated deposits of more than $187 billion and shareholders’ equity of $29.2 billion.
     Pursuant to an Investment Advisory Agreement, dated January 20, 1995 (the “Advisory Agreement”), the Funds engaged U.S. Bank, through its First American Asset Management division (“FAAM”), to act as investment advisor for, and to manage the investment of, the series of FAF then in existence. The Advisory Agreement was assigned to the Advisor on May 2, 2001. Under the terms of the Advisory Agreement, each Fund has agreed to pay the Advisor monthly fees calculated on an annual basis equal to 0.10% of the Fund’s average daily net assets (before any waivers).
     The Advisory Agreement requires the Advisor to arrange, if requested by FAF, for officers or employees of the Advisor to serve without compensation from the Funds as directors, officers, or employees of FAF if duly elected to such positions by the shareholders or directors of FAF. The Advisor has the authority and responsibility to make and execute investment decisions for the Funds within the framework of the Funds’ investment policies, subject to review by the board of directors of FAF. The Advisor is also responsible for monitoring the performance of the various organizations providing services to the Funds, including the Funds’ distributor, shareholder services agent, custodian, and accounting agent, and for periodically reporting to FAF’s board of directors on the performance of such organizations. The Advisor will, at its own expense, furnish the Funds with the necessary personnel, office facilities, and equipment to service the Funds’ investments and to discharge its duties as investment advisor of the Funds.
     In addition to the investment advisory fee, each Fund pays all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. FAF may have an obligation to indemnify its directors and officers with respect to such litigation. The Advisor will be liable to the Funds under the Advisory Agreement for any negligence or willful misconduct by the Advisor other than liability for investments made by the Advisor in accordance with the explicit direction of the board of directors or the investment objectives and policies of the Funds. The Advisor has agreed to indemnify the Funds with respect to any loss, liability, judgment, cost or penalty that a Fund may suffer due to a breach of the Advisory Agreement by the Advisor.
     Prior to October 30, 2008, the Advisor had contractually agreed to waive fees and reimburse other fund expenses, so that total fund operating expenses (excluding fees paid for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds), as a percentage of average daily net assets, would not exceed certain amounts through October 31, 2009. Effective October 30, 2008 for Treasury Obligations Fund and December 22, 2008 for each other Fund, the Board approved the termination of these fee waivers and reimbursements. However, the Advisor agreed to waive or reimburse certain fees and expenses, and the Board approved the suspension or reduction of 12b-1 payments, as needed, in order to maintain a yield for each share class of each Fund of at least 0%. These waivers and reimbursements by the Advisor are voluntary and may be terminated at any time by the Advisor, unless otherwise set forth in the Prospectuses. In addition, with respect to such voluntary waivers or reimbursements, the Advisor may retain the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund’s overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.
     The following table sets forth total advisory fees before and after contractual and/or voluntary waivers for the Funds for the fiscal years ended August 31, 2008, August 31, 2009, and August 31, 2010.

	Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended
	August 3, 2008		August 31, 2009		August 31, 2010
	Advisory Fee	Advisory Fee	Advisory Fee	Advisory Fee	Advisory Fee	Advisory Fee
Fund	Before Waivers	After Waivers	Before Waivers	After Waivers	Before Waivers	After Waivers
Government Obligations Fund	$10,379,846	$7,163,460	$24,272,984	$22,790,154	$16,328,061	$16,328,061
Prime Obligations Fund	22,108,172	22,051,842	28,677,403	28,677,403	24,070,687	24,070,687
Tax Free Obligations Fund	2,378,273	1,458,633	2,293,939	2,007,961	1,290,852	1,290,852
Treasury Obligations Fund	19,494,501	13,982,195	14,621,135	13,794,978	10,200,905	10,200,905
U.S. Treasury Money Market Fund	1,078,934	502,174	1,458,264	1,148,637	703,605	180,039
Additional Payments to Financial Intermediaries
     In addition to the sales charge payments and the distribution, service and transfer agency fees described in the Prospectus and elsewhere in this SAI, the Advisor and/or the Distributor may make additional payments out of its own assets to selected intermediaries that sell shares of First American Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other intermediaries; hereinafter, individually, “Intermediary,” and collectively, “Intermediaries”) under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.
     The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Funds or other First American Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Advisor and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary’s organization.
     These payments are made pursuant to negotiated agreements with Intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectuses and described above because they are not paid by the Funds.
     The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.
Marketing Support Payments and Program Servicing Payments
     The Advisor and/or the Distributor may make payments for marketing support and/or program servicing to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First American Funds or that make First American Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.
     Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary’s personnel about the First American Funds in connection with shareholder financial planning needs, placement on the Intermediary’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling Fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary.

     The Advisor and/or the Distributor compensates Intermediaries differently depending upon, among other factors, the number or value of Fund shares that the Intermediary sells or may sell, the value of the assets invested in the Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset based but also may include the payment of a lump sum.
     Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.
     Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset based.
     Marketing Support and Program Servicing Payment Guidelines. In the case of any one Intermediary, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.47% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. U.S. Bank, N.A. and its affiliates may be eligible to receive payments that exceed 0.47% of the average net assets of Fund shares attributable to U.S. Bank, N.A. or its affiliates on an annual basis.
Other Payments
     From time to time, the Advisor and/or the Distributor, at its expense, may provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Fund(s), which may be in addition to marketing support and program servicing payments described above. For example, the Advisor and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; and (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan.
     When not provided for in a marketing support or program servicing agreement, the Advisor and/or the Distributor may pay Intermediaries for enabling the Advisor and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary -sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Advisor and/or the Distributor makes payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.
     The Advisor and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various First American Funds and are afforded the opportunity to speak with portfolio managers. Invitations to these meetings are not conditioned on selling a specific number of shares. Those who have shown an interest in First American Funds, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Advisor and/or the Distributor.

     Certain affiliates of the Advisor and employees of the Advisor may receive cash compensation from the Advisor and/or the Distributor in connection with establishing new client relationships with the First American Funds. Total compensation of employees of the Advisor and/or the Distributor with marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the First American Funds.
     Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Advisor and/or the Distributor and the services it provides for those payments.
     Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.
Intermediaries Receiving Additional Payments
     The following is a list of Intermediaries receiving one or more of the types of payments discussed above as of September 30, 2010:
ADP Broker-Dealer, Inc.
American Enterprise Investment Services, Inc.
Ameriprise Financial Services, Inc.
Bank of New York Mellon (The)
Benefit Plans Administrative Services, Inc.
Benefit Trust Company
BNY Mellon Capital Markets, LLC
Charles Schwab & Co., Inc.
Comerica Bank
Country Trust Bank
Digital Retirement Solutions, Inc.
ExpertPlan, Inc.
Federal Deposit Insurance Company
Fidelity Brokerage Services LLC / National Financial Services LLC / Fidelity Investments Institutional Operations Company, Inc.
Genesis Employee Benefits, DBA America’s VEBA Solution
GWFS Equities, Inc.
Hartford Life Insurance Company
Hartford Securities Distribution Company, Inc.
ICMA Retirement Corporation
ING Life Insurance and Annuity Company / ING Institutional Plan Services LLC
Janney Montgomery Scott LLC
J.M. Lummis Securities, Inc.
J.P. Morgan Clearing Corp. (formerly Bear, Stearns Securities Corp.)
LaSalle Bank National Association
Leggette Actuaries, Inc.
Lincoln Retirement Services Company LLC / AMG Service Corp.
Linsco/Private Ledger Corp.
Marshall & Ilsley Trust Company, N.A.
Massachusetts Mutual Life Insurance Company
Mercer HR Outsourcing LLC
Merriman Curhan Ford & Co.
Mid Atlantic Capital Corporation
Morgan Stanley & Co., Incorporated / Morgan Stanley Smith Barney LLC
MSCS Financial Services, LLC

Nationwide Financial Services, Inc.
Newport Retirement Services, Inc.
Pershing LLC
Piper Jaffray & Company
Principal Life Insurance Company
RBC Dain Rauscher, Inc.
Reliance Trust Company
Robert W. Baird & Co., Inc.
SunGard Institutional Brokerage, Inc.
SVB Asset Management
Symetra Life Insurance Company
TD Ameritrade Trust Company (formerly Fiserv Trust Company / International Clearing Trust Company)
TIAA-CREF Individual & Institutional Services, LLC
U.S. Bancorp Fund Services, LLC
U.S. Bank, N.A.
Union Bank
VALIC Retirement Services Company (formerly AIG Retirement Services Company)
Wilmington Trust Company
Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust Company)
     Any additions, modification or deletions to the list of Intermediaries identified above that have occurred since September 30, 2010 are not reflected.
Administrator
     U.S. Bancorp Asset Management, Inc. (the “Administrator,” formerly known as “FAF Advisors, Inc.”) serves as administrator pursuant to an Administration Agreement between the Administrator and the Funds, dated as of July 1, 2006. Under the Administration Agreement, the Administrator provides, or compensates others to provide, services to the Funds. These services include various oversight and legal services, accounting services and shareholder services. The Funds pay the Administrator fees which are calculated daily and paid monthly. Such fees are equal to each fund’s pro rata share of an amount equal, on an annual basis, to 0.20% of the aggregate average daily Class A share net assets and 0.15% of the aggregate average daily net assets for all other share classes of all open-end mutual funds in the First American Family of Funds, up to $8 billion, 0.185% for Class A shares and 0.135% for all other share classes on the next $17 billion of aggregate average daily net assets, 0.17% for Class A shares and 0.12% for all other classes on the next $25 billion of aggregate average daily net assets, and 0.15% for Class A shares and 0.10% for all other classes of the aggregate average daily net assets in excess of $50 billion. The Administrator pays a portion of such fees to U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, WI 53202, pursuant to a Sub-Administration Agreement dated July 1, 2005 whereby USBFS provides various sub-administration services. USBFS is a subsidiary of U.S. Bancorp.
     The following table sets forth total administrative fees, after waivers, paid by each of the Funds listed below to the Administrator and USBFS for the fiscal years ended August 31, 2008, August 31, 2009, and August 31, 2010:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	August 31, 2008	August 31, 2009	August 31, 2010
Government Obligations Fund	$12,773,188	$29,035,607	$29,636,033
Prime Obligations Fund	25,278,702	33,752,633	8,150,066
Tax Free Obligations Fund	2,959,261	2,791,484	19,000,475
Treasury Obligations Fund	24,325,588	16,709,498	1,386,923
U.S. Treasury Money Market Fund	1,322,204	1,581,005	332,646

     Effective July 1, 2005, FAF entered into entered into a Shareholder Service Plan and Agreement with USBAM, under which USBAM agreed to provide FAF, or enter into written agreements with other service providers pursuant to which the service providers will provide FAF, with non-distribution-related services to shareholders of Class A, Class D, Class I, Class Y, and Reserve shares. This agreement was amended effective March 31, 2006, to add Institutional Investor shares.
     In the agreement, USBAM agreed that the services provided pursuant to the Shareholder Service Plan and Agreement will in no event be primarily intended to result in the sale of Fund shares. Pursuant to the Shareholder Service Plan and Agreement, the Funds have agreed to pay USBAM a fee at an annual rate of 0.25% of the average net asset value of the Class A, Class D, Class Y, and Reserve shares, a fee at an annual rate of 0.20% of the average net asset value of the Class I shares, and a fee at an annual rate of 0.10% of the average net asset value of the Institutional Investor shares computed daily and paid monthly. During the fiscal years ended August 31, 2008, August 31, 2009, and August 31, 2010, the Funds paid to USBAM shareholder servicing fees, after waivers, in the following amounts:
Fiscal Year Ended August 31, 2008

						Institutional
	Class A	Class D	Class I	Class Y	Reserve	Investor

Government Obligations Fund	$1,592,710	$5,000,563	N/A	$13,055,573	N/A	$611,404
Prime Obligations Fund	5,504,421	4,073,752	$2,775,532	17,835,461	N/A	1,111,635
Tax Free Obligations Fund	522,128	317,281	N/A	3,282,506	N/A	33,490
Treasury Obligations Fund	4,465,577	17,163,703	N/A	14,868,111	$798,237	576,321
U.S. Treasury Money Market Fund	141,174	817,076	N/A	1,248,001	N/A	20,241
Fiscal Year Ended August 31, 2009

						Institutional
	Class A	Class D	Class I	Class Y	Reserve	Investor

Government Obligations Fund	$1,937,096	$8,942,583	N/A	$20,696,489	N/A	$2,648,480
Prime Obligations Fund	4,760,695	5,718,633	$3,756,587	22,004,409	N/A	1,237,714
Tax Free Obligations Fund	296,971	251,980	N/A	2,677,400	N/A	33,406
Treasury Obligations Fund	1,302,397	7,751,108	N/A	8,643,042	$429,507	519,651
U.S. Treasury Money Market Fund	84,086	408,268	N/A	796,245	N/A	113,023
Fiscal Year Ended August 31, 2010

						Institutional
	Class A	Class D	Class I	Class Y	Reserve	Investor

Government Obligations Fund	$33,504	$1,849,745	N/A	$2,273,570	N/A	$936,879
Prime Obligations Fund	385,993	2,038,088	$3,002,121	5,176,733	N/A	1,004,575
Tax Free Obligations Fund	3,081	19,290	N/A	143,508	N/A	2,937
Treasury Obligations Fund	—	455,064	N/A	12,713	$—	37,133
U.S. Treasury Money Market Fund	12	9,632	N/A	53	N/A	1,066
Transfer Agent
     USBFS serves as the Funds’ transfer agent pursuant to a Transfer Agency and Shareholder Servicing Agreement between USBFS and the Funds dated July 1, 2006. Pursuant to the Transfer Agency and Shareholder Servicing Agreement, the Funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum per share class fee. These fees are charged to each Fund based on the number of accounts within the Fund. The Fund reimburses USBFS for out-of-pocket expenses incurred in providing transfer agent services.

     During the fiscal years ended August 31, 2008, August 31, 2009, and August 31, 2010, the Funds paid to USBFS transfer agent fees in the following amounts:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2008	August 31, 2009	August 31, 2010

Government Obligations Fund	$107,998	$108,000	$108,000
Prime Obligations Fund	192,885	269,161	240,628
Tax Free Obligations Fund	108,006	108,000	108,000
Treasury Obligations Fund	125,998	126,000	126,000
U.S. Treasury Money Market Fund	108,000	108,000	108,000
Distributor
     Quasar Distributors, LLC (“Quasar” or the “Distributor”) serves as the distributor for the Funds’ shares pursuant to distribution agreements applicable to the various share classes. These agreements are referred to collectively as the “Distribution Agreements.” The Distributor is a wholly owned subsidiary of U.S. Bancorp.
     Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.
     Under the Distribution Agreements, the Distributor has agreed to perform all distribution services and functions of the Funds to the extent such services and functions are not provided to the Funds pursuant to another agreement. The shares of the Funds are distributed through the Distributor and through securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the “Participating Institutions”) which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.
     U.S. Bancorp Investment Services, Inc. (“USBI”), a broker-dealer affiliated with the Advisor, is a Participating Institution. The Advisor pays USBI up to 0.25% of the portion of each Fund’s average daily net assets attributable to Class Y shares for which USBI is responsible, in connection with USBI’s provision of shareholder support services. Such amounts paid to USBI by the Advisor will not affect any agreement by the Advisor to limit expenses of each Fund.
     Under the Distribution Agreements, the Funds pay the Distributor distribution and/or shareholder servicing fees in connection with Class A, Class C, Class D, and Reserve shares. The Distributor also receives contingent deferred sales charges received upon redemptions of Class C shares. The Distributor receives no compensation for distribution or shareholder servicing of the Class I, Class Y, Class Z, and Institutional Investor shares.
     The Distribution Agreements provide that they will continue in effect for a period of more than one year from the date of their execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAF and by the vote of the majority of those Board members of FAF who are not interested persons of FAF and who have no direct or indirect financial interest in the operation of FAF’s Rule 12b-1 Plans of Distribution or in any agreement related to such plans.
     The Distributor received the following compensation from the Funds during the Funds’ most recent fiscal year ended August 31, 2010:

Fiscal Year Ended August 31, 2010

	Net Underwriting	Compensation on
	Discounts and	Redemptions and	Brokerage	Other
Fund	Commissions	Repurchases	Commissions	Compensation[1]

Government Obligations Fund	None	None	None	None
Prime Obligations Fund	None	None	None	$11,800
Tax Free Obligations Fund	None	None	None	None
Treasury Obligations Fund	None	None	None	1,863
U.S. Treasury Money Market Fund	None	None	None	None

[1]	Fees paid by the Funds under FAF’s Rule 12b-1 Distribution and Service Plan are provided below. The Distributor is also compensated from fees earned by U.S. Bancorp Fund Services, LLC, under a separate arrangement as part of the Sub-Administration Agreement between USBAM and U.S. Bancorp Fund Services, LLC.
     FAF has also adopted Plans of Distribution with respect to the Class A, Class C, Class D, and Reserve shares of the Funds pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. Each of the Plans is a “compensation-type” plan under which the Distributor is entitled to receive the fees payable regardless of whether its actual distribution expenses are more or less than the amount of the fees. The distribution fees under the Plans are used for the primary purpose of compensating broker-dealers for their sale of fund shares. The shareholder servicing fees payable under the Plans are used for the primary purpose of compensating third parties for their provision of services to fund shareholders.
     The Class A shares pay to the Distributor a distribution fee at an annual rate of 0.25% of the average daily net assets of the Class A shares. The fee may be used by the Distributor to compensate brokers for providing distribution-related services with respect to the Class A shares. This fee is calculated and paid each month based on average daily net assets of Class A shares of each Fund for that month.
     The Class C shares pay to the Distributor a shareholder-servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C shares. This fee is calculated and paid each month based on average daily net assets of the Class C shares. The Class C shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C shares. The Distributor may use the distribution fee to provide compensation to institutions through which shareholders hold their shares beginning one year after purchase.
     The Class D shares of each Fund pay a distribution fee to the Distributor monthly at the annual rate of 0.15% of each Fund’s Class D share average daily net assets. The fee may be used by the Distributor to compensate brokers for providing distribution-related services with respect to the Class D shares. This fee is calculated and paid each month based on average daily net assets of Class D shares of each Fund for that month.
     The Reserve shares pay to the Distributor a distribution fee at an annual rate of 0.50% of the average daily net assets of the Reserve shares. The fee may be used by the Distributor to compensate brokers for providing distribution-related services with respect to the Reserve shares. This fee is calculated and paid each month based on average daily net assets of Reserve shares of the Treasury Obligations Fund for that month.
     The Class C Plan authorizes the Distributor to retain the contingent deferred sales charge applied on redemptions of C shares except that portion which is reallowed to Participating Institutions. The Plan recognizes that the Distributor, any Participating Institution, the Administrator, and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs in connection with the distribution or shareholder servicing of Class A, Class C, Class D, and Reserve shares of the Funds. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor, any Participating Institution, the Administrator, or the Advisor at any time.
     For the fiscal year ended August 31, 2010, the Funds paid the following 12b-1 fees to the Distributor with respect to the Class A shares, Class C shares, Class D shares, and Reserve shares of the Funds. The table also describes the activities for which such payments were used. As noted above, no 12b-1 fees are paid with respect to Class I shares, Class Y shares, Class Z shares, and Institutional Investor shares.

	Total 12b-1	Amount	Compensation Paid
	Fees Paid to	Retained by	to Participating
Fund	Distributor	Distributor[1]	Intermediaries	Other

Government Obligations Fund
Class A	$33,504	$—	$33,504	$—
Class D	52,305	6,855	45,450	—

Prime Obligations Fund
Class A	385,993	—	385,993	—
Class C	6,129	4,796	1,333	—
Class D	223,788	9,804	213,984	—

Tax Free Obligations Fund
Class A	57,656	57	57,599	—
Class D	—	—	—	—

Treasury Obligations Fund
Class A	—	—	—	—
Class D	—	—	—	—
Reserve	381,360	2,959	378,401	—

U.S. Treasury Money Market Fund
Class A	12	12	—	—
Class D	20	—	20	—

[1]	The amounts retained by the Distributor are used to pay for various distribution and shareholder servicing expenses, including advertising, marketing, wholesaler support, and printing prospectuses.
Custodian and Independent Registered Public Accounting Firm
     Custodian
     U.S. Bank (the “Custodian”), 60 Livingston Avenue, St. Paul, MN 55101, acts as custodian of the Funds’ assets and portfolio securities pursuant to a Custodian Agreement between First Trust National Association (“First Trust”) and the Funds. First Trust’s rights and obligations under the Custodian Agreement were assigned to U.S. Bank pursuant to an Assignment and Assumption Agreement between First Trust and U.S. Bank. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. The duties of the Custodian are limited to receiving and safeguarding the assets and securities of the Funds and to delivering or disposing of them pursuant to the Funds’ order.
     As compensation for its services as custodian to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.005% of each such Fund’s average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not “interested persons” of FAF, as that term is defined in the 1940 Act.

Independent Registered Public Accounting Firm
     Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the Funds’ independent registered public accounting firm, providing audit services, including audits of the annual financial statements.
Proxy Voting
     The Funds invest exclusively in non-voting securities.
Portfolio Transactions
     As the Funds’ portfolios are almost exclusively composed of debt, rather than equity securities, most of the Funds’ portfolio transactions are effected with dealers without the payment of brokerage commissions but at net prices, which usually include a spread or markup. In effecting such portfolio transactions on behalf of the Funds, the Advisor seeks the most favorable net price consistent with the best execution. The Advisor may, however, select a dealer to effect a particular transaction without communicating with all dealers who might be able to effect such transaction because of the volatility of the market and the desire of the Advisor to accept a particular price for a security because the price offered by the dealer meets guidelines for profit, yield, or both. The Funds may authorize the Advisor to place brokerage orders with some brokers who help distribute the Funds’ shares, if the Advisor reasonably believes that transaction quality and commissions, if any, are comparable to that available from other qualified brokers.
     Decisions with respect to placement of the Funds’ portfolio transactions are made by the Advisor. The primary consideration in making these decisions is efficiency in executing orders and obtaining the most favorable net prices for the Funds. Most Fund transactions are with the issuer or with major dealers acting for their own account and not as brokers. When consistent with these objectives, business may be placed with broker-dealers who furnish brokerage and research products and services to the Advisor. Such brokerage and research products and services would include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy.
     The research products and services may allow the Advisor to supplement its own investment research activities and enable the Advisor to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services, the Advisor would receive a benefit, which is not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions.
     The Advisor has not entered into any formal or informal agreements with any broker-dealers, and does not maintain any “formula” that must be followed in connection with the placement of Fund portfolio transactions in exchange for brokerage and research products and services provided to the Advisor, except as noted below. The Advisor may, from time to time, maintain an informal list of broker-dealers that will be used as a general guide in the placement of Fund business in order to encourage certain broker-dealers to provide the Advisor with brokerage and research products and services, which the Advisor anticipates will be useful to it. Any list, if maintained, would be merely a general guide, which would be used only after the primary criteria for the selection of broker-dealers (discussed above) has been met, and, accordingly, substantial deviations from the list could occur. While it is not expected that any Fund will pay brokerage commissions, if it does, the Advisor would authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Advisor determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the Funds.

     No Fund effects brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with its Advisor or Distributor unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund, as determined by the board of directors. Any transactions with an affiliated broker-dealer must be on terms that are both at least as favorable to the Fund as such Fund can obtain elsewhere and at least as favorable as such affiliate broker-dealer normally gives to others.
     When two or more clients of the Advisor are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Advisor to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions will produce better executions for each client.
     During the fiscal year ended August 31, 2010, the Funds paid no brokerage commissions to any brokers, including affiliated brokers. At August 31, 2010, the following Funds held securities of broker-dealers which are deemed to be “regular brokers or dealers” of the Funds under the 1940 Act (or of such broker-dealers’ parent companies) in the following amounts (Treasury Obligations Fund and U.S. Treasury Money Market Fund held no such securities):

		PRIME	TAX FREE
	GOVERNMENT	OBLIGATIONS	OBLIGATIONS
	OBLIGATIONS FUND	FUND	FUND

Bank of America (notes)	N/A	$350,000	$50,003
Bank of America (repurchase agreements)	$606,457	761,734	431,809
Barclays (certificates of deposit)	N/A	175,000	N/A
Barclays (commercial paper)	N/A	189,769	N/A
Barclays (repurchase agreements)	N/A	450,000	600,000
BNP Paribas (certificates of deposit)	N/A	235,000	N/A
BNP Paribas (commercial paper)	N/A	299,438	N/A
BNP Paribas (repurchase agreements)	2,400,000	N/A	N/A
Calyon (certificates of deposit)	N/A	100,000	N/A
Calyon (repurchase agreements)	N/A	N/A	1,950,000
Credit Suisse ( certificates of deposit)	N/A	50,019	N/A
Credit Suisse (notes)	N/A	15,747	N/A
Credit Suisse (repurchase agreements)	375,000	N/A	200,000
Deutsche Bank (certificates of deposit)	N/A	125,000	N/A
Deutsche Bank (commercial paper)	N/A	164,887	N/A
Deutsche Bank (repurchase agreements)	N/A	1,550,000	N/A
Goldman Sachs (money market fund)	N/A	105,826	N/A
Goldman Sachs (repurchase agreements)	1,025,000	N/A	N/A
Greenwich Capital (repurchase agreements)	N/A	N/A	1,500,000
HSBC (money market fund)	N/A	99,396	N/A
HSBC (repurchase agreements)	500,000	N/A	900,000
JP Morgan Chase (notes)	N/A	42,570	N/A
Morgan Stanley (notes)	N/A	25,244	N/A
UBS Financial (certificates of deposit)	N/A	155,000	N/A
UBS Financial (repurchase agreements)	550,000	N/A	N/A
Capital Stock
     Each share of the Funds’ $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.
     Each share of the Funds has one vote. On some issues, such as the election of directors, all shares of all FAF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund or class, the shares of that Fund or class will vote as a separate series.

Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a class.
     The Bylaws of FAF provide that annual shareholders’ meetings are not required and that meetings of shareholders need be held only with such frequency as required under Minnesota law and the 1940 Act.
     As of September 30, 2010, the directors and officers of FAF as a group owned less than one percent of each Fund’s outstanding shares and the Funds were aware that the persons set forth in the following table owned of record five percent or more of the outstanding shares of each class of stock of the Funds.

	Class A	Class C	Class D	Class I	Class Y	Class Z	Reserve	Inst. Investor

GOVERNMENT OBLIGATIONS FUND

BAND & CO	76.17%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO	12.33%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO			99.59%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO					78.43%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO					15.27%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

US BANK NA					5.12%
FBO INVESTMENT SWEEP CUSTOMERS ATTN: TINA EUMURIAN 800 NICOLLET AVE BC-MN-H18U MINNEAPOLIS MN 55402-7000

BAND & CO						30.53%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

FDIC NATIONAL RECEIVERSHIP ACCOUNT						28.13%
C/O FEDERAL DEPOSIT INSURANCE CORP ATTN JOHN E JOHNSON 3501 FAIRFAX DR E 5040 ARLINGTON VA 22226-3500

	Class A	Class C	Class D	Class I	Class Y	Class Z	Reserve	Inst. Investor

BAND & CO						21.14%
C/O US BANK
ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

LABA & CO						12.70%
ATTN MONEY MARKET OPERATIONS 135 S LA SALLE ST CHICAGO IL 60603-4177

BAND & CO								58.40%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO								38.19%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

PRIME OBLIGATIONS FUND

FBS INVESTMENT SERVICES INC	53.88%
FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN MONEY FUNDS UNIT R/R 60 LIVINGSON AVE SAINT PAUL MN 55107-2292

BAND & CO	24.30%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO	6.43%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

US BANK NA	5.77%
FBO INVESTMENT SWEEP CUSTOMERS ATTN: TINA EUMURIAN 800 NICOLLET AVE BC-MN-H18U MINNEAPOLIS MN 55402-7000

ORCHARD TRUST CO LLC TRUSTEE/C		27.56%
FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002

STERLING TRUST CO 401K PLAN		15.51%
FBO OVERTURF MOTORS CO INC 700 17TH ST STE 300 DENVER CO 80202-3531

BAND & CO			98.84%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

	Class A	Class C	Class D	Class I	Class Y	Class Z	Reserve	Inst. Investor

BAND & CO				69.74%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO				29.12%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO					61.86%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO					20.65%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

US BANK NA					12.98%
FBO INVESTMENT SWEEP CUSTOMERS ATTN: TINA EUMURIAN 800 NICOLLET AVE BC-MN-H18U MINNEAPOLIS MN 55402-7000

BAND & CO						31.71%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO						28.15%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

U.S. BANK FBO JAN 2010 GLOBAL						14.40%
ESCROW CUST FBO HFA NIBP JAN 2010 GLOBAL ESCROW PO BOX 1787 MILWAUKEE WI 53201-1787

US BANK CUST						10.26%
HFA NIBP GLOBAL ESCROW ACCOUNT 60 LIVINGSTON AVE SAINT PAUL MN 55107-2575

BAND & CO								68.68%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO								30.94%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

	Class A	Class C	Class D	Class I	Class Y	Class Z	Reserve	Inst. Investor

TAX FREE OBLIGATIONS FUND

FBS INVESTMENT SERVICES INC	41.78%
FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN MONEY FUNDS UNIT R/R 60 LIVINGSON AVE SAINT PAUL MN 55107-2292

BAND & CO	34.70%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO	8.50%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

PIPER JAFFRAY INC	7.19%
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUND OPERATIONS J07N05 800 NICOLLET MALL MINNEAPOLIS MN 55402-5679

US BANK NA	5.77%
FBO INVESTMENT SWEEP CUSTOMERS ATTN: TINA EUMURIAN 800 NICOLLET AVE BC-MN-H18U MINNEAPOLIS MN 55402-7000

BAND & CO			100.00%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO					85.02%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO					12.61%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO						95.91%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO								79.44%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

	Class A	Class C	Class D	Class I	Class Y	Class Z	Reserve	Inst. Investor

BAND & CO								8.49%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

TREASURY OBLIGATIONS FUND

BAND & CO	72.33%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO	25.09%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO			98.36%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO					51.28%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO					46.85%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

US BANK NA CUST						25.51%
ATTN SHANE D KITZAN 777 E WISCONSIN AVE FL 4 MILWAUKEE WI 53202-5300

BAND & CO						25.42%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO						21.84%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

US BANK NA CUST						11.21%
ATTN SHANE D KITZAN 777 E WISCONSIN AVE FL 4 MILWAUKEE WI 53202-5300

US BANK NA CUST						6.60%
ATTN SHANE D KITZAN 777 E WISCONSIN AVE FL 4 MILWAUKEE WI 53202-5300

	Class A	Class C	Class D	Class I	Class Y	Class Z	Reserve	Inst. Investor

US BANK NA CUST						5.41%
ATTN SHANE D KITZAN 777 E WISCONSIN AVE FL 4 MILWAUKEE WI 53202-5300

BAND & CO							75.28%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

FBS INVESTMENT SERVICES INC							24.70%
FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN MONEY FUNDS UNIT R/R 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

BAND & CO								52.55%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO								47.02%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

U.S. TREASURY MONEY MARKET FUND

BAND & CO	69.03%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO	20.13%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

FBS INVESTMENT SERVICES INC	10.62%
FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN MONEY FUNDS UNIT R/R 60 LIVINGSON AVE SAINT PAUL MN 55107-2292

BAND & CO			99.92%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO					50.84%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

	Class A	Class C	Class D	Class I	Class Y	Class Z	Reserve	Inst. Investor

BAND & CO					29.72%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

US BANK NA CUST					8.67%
ATTN SHANE D KITZAN 777 E WISCONSIN AVE FL 4 MILWAUKEE WI 53202-5300

BAND & CO						54.24%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO						45.66%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

US BANK NA CUST								50.58%
ATTN SHANE D KITZAN 777 E WISCONSIN AVE FL 4 MILWAUKEE WI 53202-5300

BAND & CO								42.91%
C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787

Net Asset Value and Public Offering Price
     The public offering price of the shares of a Fund generally equals the Fund’s net asset value. The net asset value per share of a Fund is calculated on each day the Fund is open for business at the time indicated in the Fund’s Prospectuses. The net asset value may be calculated early on any business day when the bond markets close early, as recommended by the Securities Industry Financial Markets Association (typically on the business day preceding a Federal holiday). The Funds are generally open for business each day that the Federal Reserve Bank of New York (the “Federal Reserve”) is open, except as noted below. In addition to weekends, the Federal Reserve is closed on the following Federal holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. A Fund may close when the Federal Reserve is open and the NYSE is closed, such as Good Friday. To the extent that the securities of a Fund are traded on days that the Fund is not open for business, the Fund’s net asset value per share may be affected on days when investors may not purchase or redeem shares. On August 31, 2010, the net asset value per share for each Fund was calculated as set forth below.

		Shares	Net Asset
Fund	Net Assets	Outstanding	Value Per Share

Government Obligations Fund
Class A	$295,439,732	295,442,734	$1.00
Class D	2,525,954,914	2,525,974,585	1.00
Class Y	5,141,352,110	5,141,458,528	1.00
Class Z	4,292,576,791	4,292,563,002	1.00
Institutional Investor Shares	1,082,834,845	1,082,823,645	1.00

		Shares	Net Asset
Fund	Net Assets	Outstanding	Value Per Share
Prime Obligations Fund
Class A	1,324,086,811	1,324,270,226	1.00
Class C	2,543,090	2,542,198	1.00
Class D	1,513,140,391	1,513,051,937	1.00
Class I	1,633,364,046	1,633,451,776	1.00
Class Y	3,741,059,585	3,741,108,807	1.00
Class Z	9,608,075,808	9,608,290,708	1.00
Institutional Investor Shares	925,862,418	925,686,338	1.00

Tax Free Obligations Fund
Class A	74,300,519	74,326,585	1.00
Class D	28,380,000	28,376,073	1.00
Class Y	573,858,091	573,828,988	1.00
Class Z	348,255,980	348,237,305	1.00
Institutional Investor Shares	12,445,355	12,445,531	1.00

Treasury Obligations Fund
Class A	868,658,246	868,685,238	1.00
Class D	2,708,770,258	2,709,002,123	1.00
Class Y	3,297,923,664	3,298,190,925	1.00
Class Z	1,398,899,690	1,399,072,298	1.00
Institutional Investor Shares	480,749,161	480,700,557	1.00
Reserve Shares	416,352,248	416,409,910	1.00

U.S. Treasury Money Market Fund
Class A	51,490,117	51,484,961	1.00
Class D	115,633,955	115,619,804	1.00
Class Y	315,694,689	315,670,928	1.00
Class Z	97,034,615	97,024,956	1.00
Institutional Investor Shares	37,195,693	37,186,442	1.00
Valuation of Portfolio Securities
     The Funds’ portfolio securities are valued on the basis of the amortized cost method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of a Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.
     The valuation of the Funds’ portfolio instruments based upon their amortized cost and the concomitant maintenance of each Fund’s per share net asset value of $1.00 is permitted in accordance with Rule 2a-7, under which each Fund must adhere to certain conditions, including the conditions described above under “Investment Restrictions – Additional Restrictions.” It is the normal practice of the Funds to hold portfolio securities to maturity and realize par unless such sale or other disposition is mandated by redemption requirements or other extraordinary circumstances. The board of directors must establish procedures designed to stabilize, to the extent reasonably possible, each Fund’s price per share as computed for the purpose of sales and redemptions at a single value. It is the intention of each Fund to maintain a per share net asset value of $1.00. Such procedures will include review of each Fund’s portfolio holdings at such intervals as the board of directors may deem appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the board of directors determines that a deviation which may have such a result exists, they will take such corrective action as they regard as necessary and appropriate.
Taxes
     Each Fund intends to elect each year to be taxed as a regulated investment company under Subchapter M of the Code. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.
     Each Fund expects to distribute net realized short-term capital gains (if any) once each year, although it may distribute them more frequently, if necessary in order to maintain the Funds’ net asset value at $1.00 per share. Distributions of net investment income and net short-term capital gains are taxable to investors as ordinary income.
     Under the Code, each Fund is required to withhold 28% of reportable payments (including dividends, capital gain distributions, if any, and redemptions) paid to certain shareholders who have not certified that the social security number or taxpayer identification number supplied by them is correct and that they are not subject to backup withholding because of previous under reporting to the IRS. These backup withholding requirements generally do not apply to shareholders that are corporations or governmental units or certain tax-exempt organizations.
Special Considerations for Tax Free Obligations Fund
     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as Tax Free Obligations Fund, will not be deductible by a shareholder in proportion to the ratio of exempt-interest dividends to all dividends other than those treated as long-term capital gains. Indebtedness may be allocated to shares of Tax Free Obligations Fund even though not directly traceable to the purchase of such shares. Federal tax law also restricts the deductibility of other expenses allocable to shares of Tax Free Obligations Fund.
     For shareholders who are or may become recipients of Social Security benefits, exempt-interest dividends are includable in computing “modified adjusted gross income” for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits includable in gross income is 85%.
     The Code imposes requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax-exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for certain tax-exempt securities. Tax Free Obligations Fund cannot predict what additional legislation may be enacted that may affect shareholders. The Fund will avoid investment in such tax-exempt securities which, in the opinion of the Advisor, pose a material risk of the loss of tax exemption. Further, if such tax-exempt security in the Fund’s portfolio loses its exempt status, the Fund will make every effort to dispose of such investment on terms that are not detrimental to the Fund.
Additional Information about Purchasing and Redeeming Shares
     Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares in the funds may be transferred to that state.
Additional Charges
     Investment professionals or financial institutions may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual investment professional or financial institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the

Prospectuses and this SAI. Your investment professional or financial institution will provide you with specific information about any processing or service fee you will be charged.
Receipt of Orders by Financial Intermediaries
     The Funds have authorized one or more Intermediaries to receive purchase and redemption orders on the Funds’ behalf. Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, an Intermediary’s authorized designee, receives the order. An order will be priced at the applicable Fund’s net asset value next computed after the order is received by an authorized Intermediary or the Intermediary’s authorized designee and accepted by the Fund.
Redeeming Shares By Telephone
     A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Pursuant to instructions received from the financial institution, redemptions will be made by check, by ACH transaction, or by wire transfer.
     Shareholders who did not purchase their shares through a financial institution may redeem Fund shares by telephoning (800) 677-3863. At the shareholder’s request, redemption proceeds will be paid by check and mailed to the shareholder’s address of record, or ACH or wire transferred to the shareholder’s account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event longer than seven days after the request. ACH and wire instructions must be previously established in the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time a Fund determines it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.
     In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Administrator nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Administrator and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include recording of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Administrator examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Administrator subsequently sends confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Administrator and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.
Redeeming Shares By Mail
     Shareholders may redeem Fund shares by sending a written request to their investment professional, their financial institution, or the Funds. The written request should include the shareholder’s name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Funds, shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven business days, after receipt of a proper written redemption request.
     Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Funds, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:
•	a trust company or commercial bank, the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation (“FDIC”);

•	a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or the National Association of Securities Dealers;

•	a savings bank or savings and loan association the deposits of which are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

•	any other “eligible guarantor institution,” as defined in the Securities Exchange Act of 1934.
     The Funds do not accept signatures guaranteed by a notary public.
     The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.
Redeeming Shares By Checking Account – Class A Shares Only
     At the shareholder’s request, the Transfer Agent will establish a checking account for redeeming Fund shares. With a Fund checking account, shares may be redeemed simply by writing a check for $100 or more. The redemption will be made at the net asset value on the date that the Transfer Agent presents the check to a Fund. A check may not be written to close an account. If a shareholder wishes to redeem shares and have the proceeds available, a check may be written and negotiated through the shareholder’s bank. Checks should never be sent to the Transfer Agent to redeem shares. Copies of canceled checks are available upon request. A fee is charged for this service. For further information, contact the Funds.
Redemption Before Purchase Instruments Clear
     When shares are purchased by check or with funds transferred through the Automated Clearing House, the proceeds of redemption of those shares are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to 15 calendar days from the purchase date.
Exchanging Shares among Fund Families
     The Funds are offered as money market exchange vehicles for certain other mutual fund families that have entered into agreements with the Funds’ distributor or transfer agent. If you are using one of the Funds as such an exchange vehicle, you may exchange your shares only for shares of the funds in that other mutual fund family; you may not exchange your shares for shares of another First American fund. You may be assessed certain transactional or service fees by your original mutual fund family in connection with any such exchange. In addition, you may be subject to the following CDSC schedules of such fund family, also described below and believed to be current through the date of this SAI.
     Country Funds
     Class A shareholders of participating Country Funds that were eligible to purchase Class A shares at NAV because the total amount they had invested in the Country Funds was at least $1 million may be subject to a CDSC of 1.00% on shares sold within 18 months after purchase. See the Country Funds’ Prospectus and SAI for more information.
     Quaker Funds
     Class C shares have a CDSC of 1.00% for any shares redeemed within thirteen months of purchase. The CDSC may be waived under certain circumstances. See the Quaker Funds’ Prospectus and SAI for more information.

     If you have any questions regarding the amount of fees assessed per transaction, please call the toll-free number on your statement.
Research Requests
     The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.
Short-Term Ratings
     The Funds’ investments are limited to securities that, at the time of acquisition, are “Eligible Securities.” Eligible Securities include securities that are rated by two nationally recognized statistical rating organizations in one of the two highest categories for short-tem debt obligations, such as A-1 or A-2 by Standard & Poor’s, or Prime-1 or Prime-2 by Moody’s, and unrated securities of comparable quality.
Standard & Poor’s
     A-1. A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     A-2. A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
Moody’s
     Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.
     Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Financial Statements
     The financial statements of FAF included in its Annual Report to shareholders for the fiscal period ended August 31, 2010, are incorporated herein by reference.